Consulting Group
Capital Markets Funds

Core Fixed Income Investments Ticker: TIIUX

Summary Prospectus >> January 1, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 1, 2011, are incorporated by reference into the summary prospectus, making them legally part of the summary prospectus. You can find the Fund’s prospectus and other information about the Fund online at http://www.smithbarney.com/products_services/managed_money/trak/trak_cgcm.html. You can also get this information at no cost by calling 1-877-937-6739 or by sending an e-mail request to client.services@mssb.com.

Investment objective
Maximum total return, consistent with preservation of capital and prudent investment management.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder fees

(fees paid directly from your investment)

Maximum annual TRAK® fee (as a percentage of average quarter-end net assets)	2.00%
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.53%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are based off of total annual Fund operating expenses including the maximum annual TRAK® fee. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 year	After 3 years	After 5 years	After 10 years
$256	$787	$1,345	$2,865

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 257% of the average value of its portfolio.

Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets in fixed income instruments. Fixed income instruments include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (Note that securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time

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deposits and bankers’ acceptances; repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The Fund may invest in derivatives based on fixed income instruments, including futures, options, swaps, and swaptions, and may use other investment techniques such as mortgage dollar rolls, buy-backs and securities lending to earn additional income. The Fund also may engage in short sales. Investments may be structured to provide all types of interest rate payments, including fixed, variable, floating, inverse, zero or interest only rates of interest. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest in currency spot and forward transactions for the purpose of active currency exposure. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund’s total assets. The Fund may invest up to 15% in emerging market securities. The Fund may also invest up to 5% of its total asset in convertibles and 10% of its total assets in preferred stocks. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
Credit quality.  The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated CCC or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-advisers to be of comparable quality.
Duration.  The Fund’s average portfolio duration normally ranges within two years (plus or minus) of the duration of the benchmark. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. Individual investments may be of any maturity.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser”, collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.

Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:

▶	Market risk, which is the risk that bond prices decline overall. Bond markets tend to move in cycles, with periods of rising prices and periods of falling prices. Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
▶	Interest rate risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Fund’s yield will change. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. The longer the Fund’s maturity or duration, the more sensitive its share price will be to interest rate movements.
▶	Credit risk, which means the Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Although the Fund invests primarily in investment grade securities, the Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.
▶	Prepayment and extension risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price. Additionally, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.
▶	Mortgage-backed securities risk, exists when the Fund invests in mortgage-backed securities which represent an interest in a pool of mortgages. Mortgage backed securities are subject to prepayment and extension risk but the negative effect of a rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of a portfolio. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
▶	Asset-backed securities risk, exists when the Fund invests in asset-backed securities which are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Asset-backed securities are subject to many of the same risks as mortgage-backed securities including prepayment and extension risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
▶	Liquidity risk, exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. This may result in a loss or may otherwise be costly to the Fund. Additionally, these securities may need to be fair valued.
▶	Derivatives risk, which means that the Fund’s use of derivatives to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in derivatives contracts can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using derivatives can disproportionately increase losses

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and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain derivative contracts presents the same types of credit risks as issuers of fixed income securities. Derivatives can also make the Fund’s assets less liquid and harder to value, especially in declining markets. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.

▶	Borrowing risk, which means the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Fund shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.
▶	Foreign investment risk, which means risks unique to investing in foreign issuers. These include:

➢	Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.
➢	Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-advisers may not be able to sell securities held by the Fund in amounts and at prices they consider reasonable.
➢	Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Fund invests.
➢	Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Fund’s ability to bring its capital or income back to the U.S. or on security prices.
➢	Withholding and other foreign taxes may decrease the Fund’s return.

▶	Emerging markets risk, emerging market countries are countries that the World Bank considers to be emerging or developing. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
▶	Currency risk, which refers to the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Fund would be adversely affected.
▶	Short sale risk, selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. In addition, selling short magnifies the potential for both gain and loss to the Fund. The larger the Fund’s short position, the greater the potential for gain and loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.
▶	Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
▶	Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
▶	Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser. Also, the Fund may experience a higher portfolio turnover rate, which is the frequency with which a Fund sells and replaces its securities within a given period. Higher turnover can increase a Fund’s transaction costs, thereby lowering its returns. It also may generate more taxable short-term gains for shareholders.
For more information on the risks of investing in the Fund please see the “‘Fund details” section in the Prospectus.

Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 2.00%. The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.smithbarney.com/products_services/managed_money/trak/trak_cgcm.html.

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Annual total returns (%) as of December 31, 2009
Core Fixed Income Investments

Fund’s best and worst calendar quarters
Best: 7.00% in 3rd quarter 2009;
Worst: (2.30)% in 2nd quarter 2004
Year-to-date: 9.82% (through 3rd quarter 2010)

Average Annual Total Returns (for the periods ended December 31, 2009)

Inception Date: 11/18/1991	1 year	5 years	10 years

Fund (without advisory program fee)*
Return Before Taxes	13.56%	5.40%	6.02%
Return After Taxes on Distributions	11.38%	3.46%	4.05%
Return After Taxes on Distributions and Sale of Fund Shares	8.95%	3.47%	3.97%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for expenses or taxes)	5.93%	4.97%	6.33%
Lipper Intermediate Investment Grade Debt Funds Average	12.89%	3.90%	5.52%

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the Barclays Capital U.S. Aggregate BondTM Index. The benchmark is composed of debt securities of the U.S. government and its agencies and publicly issued, fixed rate, non-convertible, investment-grade domestic corporate debt with at least one year remaining to maturity. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
Additionally, the Fund compares its performance with the Lipper Intermediate Investment Grade Debt Funds Average. The Lipper Intermediate Investment Grade Debt Funds Average is comprised of funds that, by fund practice, invest primarily in investment-grade debt issues rated in the top four grades by a nationally recognized statistical rating organization, with dollar-weighted average maturities of one to five years.

Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Fund.

Sub-advisers and portfolio managers
BlackRock Financial Management, Inc. (“BlackRock”)
Metropolitan West Asset Management LLC (“MetWest”)
Pacific Investment Management Company LLC (“PIMCO”)
Western Asset Management Company (“WAMCo”)

Portfolio
Manager
Portfolio Manager	Since

Matthew Marra, Managing Director and Portfolio Manager – BlackRock	2000
Brian Weinstein. Managing Director and Portfolio Manager – BlackRock	2010
Tad Rivelle, CIO and Managing Director – MetWest	2007
Laird Landmann, Managing Director and Portfolio Manager – MetWest	2007
Steve Kane, CFA, Managing Director and Portfolio Manager – MetWest	2007
Chris P. Dialynas, Managing Director – PIMCO	2000
S. Kenneth Leech, CIO Emeritus – WAMCo	2004
Stephen A. Walsh, CIO – WAMCo	2004
Keith J. Gardner, Portfolio Manager – WAMCo	2011
Carl L. Eichstaedt, Portfolio Manager – WAMCo	2004
Michael C. Buchanan, Portfolio Manager – WAMCo	2004
Mark S. Lindbloom, Portfolio Manager – WAMCo	2004

Purchase and sale of Fund shares
Purchases of shares of a Fund must be made through a brokerage account maintained with Morgan Stanley Smith Barney LLC (“MSSB”) or through a broker that clears securities transactions through Citigroup Global Markets Inc. (“CGM”), a clearing broker of MSSB (an introducing broker). You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchanges (“NYSE”) is open by contacting your broker.

▶	The minimum initial aggregate investment in the TRAK® program is $10,000. The minimum investment in the Fund is $100.
▶	There is no minimum on additional investments.
▶	The minimum initial aggregate investment in the TRAK® program for employees of MSSB and members of their immediate families, and retirement accounts or plans for those persons, is $5,000.
▶	The Fund and the TRAK® program may vary or waive the investment minimums at any time.

Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.

Payments to financial intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Company Act File No. 811-06318

®2011 Morgan Stanley Smith Barney LLC (“MSSB”).
CGAS is an affiliate of MSSB.

TK2088-7       1/11

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